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                                                                  Exhibit (o)(3)


                                                                          , 2000

                                     FORM OF
                                  SCHEDULE A-2
                                  ------------


                         Eaton Vance Mutual Funds Trust
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Eaton Vance Tax-Managed America Fund
Eaton Vance Tax-Managed New America Fund